Execution Version

Global Water Resources, Inc.

Amendment No. 2 to Security Agreements

Dated as of October 26, 2023

Re:     $28,750,000 4.38% Senior Secured Notes, Series A, due June 15, 2028
$86,250,000 4.58% Senior Secured Notes, Series B, due June 15, 2036

Amendment No. 2 to Security Agreements
This Amendment No. 2 to Security Agreements is dated as of October 26, 2023 (the or this “2023 Amendment”) and is between and among Global Water Resources, Inc., a Delaware corporation (the “Company”), Global Water LLC, a Delaware limited liability company (“Global Water”), West Maricopa Combine, LLC, an Arizona corporation (f/k/a West Maricopa Combine, Inc.) (“West Maricopa”), Global Water Holdings, Inc., an Arizona corporation (“Global Water Holdings”, together with Global Water and West Maricopa, the “Subsidiary Guarantors”, and the Subsidiary Guarantors together with the Company, the “Pledgors”) and U.S. Bank Trust Company, National Association, (as successor in interest to U.S. Bank National Association), in its capacity as collateral agent (the “Collateral Agent”) for the benefit of the Noteholders under and pursuant to the Note Purchase Agreement (defined below) from time to time (the “Noteholders”).
Recitals:
    A.    The Company and the Noteholders have entered into the Note Purchase Agreement dated May 20, 2016 (as amended by that certain Amendment No. 1 to Note Purchase Agreement dated as of December 19, 2017, and further amended by the 2018 Amendment (hereinafter defined), the “Note Purchase Agreement”) providing for the issuance and sale by the Company and the purchase by the Purchaser of the (i) $28,750,000 aggregate principal amount of 4.38% senior secured promissory notes, Series A, due June 15, 2028 and (ii) $86,250,000 aggregate principal amount of 4.58% senior secured promissory notes, Series B, due June 15, 2036 (the “Notes”).
    B.    Global Water, West Maricopa and the Company each entered into a separate Pledge and Security Agreement, each dated as of June 24, 2016 (the “Original 2016 Security Agreements”) granting the Collateral Agent a lien and security interest in certain assets.
    C.    The Company and the Noteholders entered into that certain Amendment No. 2 to Note Purchase Agreement and Amendment No. 1 to Security Agreements dated as of April 20, 2018 (the “2018 Amendment”). The Original 2016 Security Agreements, as amended by the 2018 Amendment, are hereinafter referred to as the “Existing 2016 Security Agreements.”
    D.    Global Water Holdings entered into a Pledge and Security Agreement dated as of April 30, 2021 (the “2021 Security Agreement”, together with the Existing 2016 Security Agreements, the “Existing Security Agreements”), granting the Collateral Agent a lien and security interest in certain assets.
    E.    The Pledgors and the Collateral Agent now desire to amend the Existing Security Agreements in the respects, but only in the respects, hereinafter set forth.
    F.    Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

Now, Therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this 2023 Amendment set forth in Section 3 hereof, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Pledgors and the Collateral Agent do hereby agree as follows:
Section 1.    Amendment.
    (i)    Section 5(i) of each of the Existing Security Agreements is hereby amended and restated to read as follows:
    (i)     The Pledgor shall not: (i) sell, assign (by agreement, operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien or security interest upon or with respect to any of the Collateral, except for the Lien created by this Agreement and any other Lien permitted by the Note Purchase Agreement in favor of the Collateral Agent for the benefit of the Secured Parties.
Section 2.    Representations and Warranties of the Pledgors.
To induce the Noteholders to instruct the Collateral Agent to execute and deliver this 2023 Amendment (which representations shall survive the execution and delivery of this 2023 Amendment), each Pledgor represents and warrants to the Collateral Agent that:
    (a)    this 2023 Amendment has been duly authorized, executed and delivered by each Pledgor and this 2023 Amendment constitutes the legal, valid and binding obligation of each Pledgor enforceable against each Pledgor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
    (b)    each Existing Security Agreement, as amended by this 2023 Amendment, constitutes the legal, valid and binding obligation of each Pledgor party thereto enforceable against each such Pledgor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
    (c)    as of the date hereof and after giving effect to this 2023 Amendment, no Default or Event of Default has occurred that is continuing;

Section 3.    Conditions to Effectiveness of This 2023 Amendment.
This 2023 Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:
    (a)    executed counterparts of this 2023 Amendment, duly executed by the Pledgors and the Collateral Agent, shall have been delivered to the Collateral Agent, the Noteholders and the Company;
    (b)    the representations and warranties of each Pledgor set forth in Section 2 hereof are true and correct on and with respect to the date hereof; and
    (c)     no Default or Event of Default shall have occurred and be continuing.
Upon receipt of all of the foregoing, this 2023 Amendment shall become effective.
Section 4.    Miscellaneous.
    Section 4.1.    (a) This 2023 Amendment shall be construed in connection with and as part of the Existing Security Agreements, and except as modified and expressly amended by this 2023 Amendment, all terms, conditions and covenants contained in the Existing Security Agreements are hereby ratified and shall be and remain in full force and effect.
    (b)    The execution and delivery of this 2023 Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Noteholder under, any of the Note Documents.
    (c)    Upon the conditions precedent set forth herein being satisfied, this 2023 Amendment shall be construed as one with the Note Documents, and the Note Documents shall, where the context requires, be read and construed throughout so as to incorporate this 2023 Amendment.
    (d)    If there is any conflict between the terms and provisions of this 2023 Amendment and the terms and provisions of the Note Documents, the terms and provisions of this 2023 Amendment shall govern.
    Section 4.2.    Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this 2023 Amendment may refer to the Existing Security Agreements without making specific reference to this 2023 Amendment but nevertheless all such references shall include this 2023 Amendment unless the context otherwise requires.
    Section 4.3.    The descriptive headings of the various Sections or parts of this 2023 Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

    Section 4.4.    This 2023 Amendment shall be governed by and construed in accordance with the law of the State of New York.
    Section 4.5.    Each Subsidiary Guarantor agrees and acknowledges that (i) notwithstanding the effectiveness of this 2023 Amendment, each Subsidiary Guaranty (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time) shall remain in full force and effect without modification thereto, and (ii) nothing herein shall in any way limit any of the terms or provisions of each Subsidiary Guaranty executed by any Subsidiary Guarantor (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each Subsidiary Guarantor hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section. Each Subsidiary Guarantor hereby further acknowledges that the Company and the Noteholders may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Note Purchase Agreement without notice to or consent from any Subsidiary Guarantor and without affecting the validity or enforceability of any Subsidiary Guaranty (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time) giving rise to any reduction, limitation, impairment, discharge or termination of any Subsidiary Guaranty (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time).
    Section 4.6.    This 2023 Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this 2023 Amendment by signing any such counterpart. Signatures of the parties hereto transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes. The parties agree to electronic contracting and signatures with respect to this 2023 Amendment by way of a digital signature provided by Docusign. Delivery of an electronic signature to, or a signed copy of, this 2023 Amendment by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The Company and each Pledgor agree to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Collateral Agent, including without limitation the risk of the Collateral Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.

    Section 4.7.    The Collateral Agent and each Pledgor acknowledge and agree that the Existing Security Agreements are amended by this 2023 Amendment.

    Section 4.8.    Reaffirmation of Agreements. (a) For greater certainty, each Pledgor hereby confirms and agrees in favor of the Secured Parties that each charge, assignment, grant of a security interest, representation, warranty, covenant, liability, indemnity or other obligation that is expressed in the Existing Security Agreements to be made or given by, or otherwise binding upon the “Pledgor” (as defined in each respective agreement) (including without limitation the grant of a security interest by such “Pledgor” in Section 2 thereof) is, and shall be deemed to be, a guarantee, representation, warranty, covenant, liability, indemnity or obligation, as applicable, made or given by, and binding upon, each such Note Party respectively, and each charge, assignment or grant provided for therein shall be of the respective Note Party’s rights in the Collateral subject thereto.

    (b)    This 2023 Amendment does not constitute a novation of the Existing Security Agreements or the Note Documents or any of the Obligations under the Note Documents.

Section 4.9.    Concerning the Collateral Agent. This 2023 Amendment has been accepted, executed, and delivered by U.S. Bank Trust Company, National Association, in its capacity of Collateral Agent under and pursuant to the terms of the Collateral Agency Agreement. The Collateral Agent shall be entitled to all rights, privileges, immunities and protections of the Collateral Agent set forth in the Collateral Agency Agreement in the acceptance, execution, delivery and performance of this Agreement and the Existing Security Agreements (as amended hereby) as though fully set forth herein. The Collateral Agent makes no representation or warranty as to the recitals contained herein, all of which recitals are made solely by the other parties hereto.
[Remainder of Page Left Intentionally Blank.]

The foregoing 2023 Amendment is hereby acknowledged and agreed as of the date first above written.

Global Water Resources, Inc.

By:     /s/ Michael J. Liebman
      Name: Michael J. Liebman
  Title: Senior Vice President, Chief Financial Officer and Secretary

Global Water LLC

By:     /s/ Michael J. Liebman
      Name: Michael J. Liebman
      Title: Manager

West Maricopa Combine, LLC

By:     /s/ Michael J. Liebman
      Name: Michael J. Liebman
      Title: Manager

Global Water Holdings, Inc.

By:     /s/ Michael J. Liebman
      Name: Michael J. Liebman
  Title: First Vice President, Secretary and Treasurer

The foregoing 2023 Amendment is hereby acknowledged and agreed as of the date first above written with respect to the Existing Security Agreements.

U.S. Bank Trust Company, National Association, not in its individual capacity except as expressly provided herein, but solely as Collateral Agent
By:     Mary Ambriz-Reyes
     Name: Mary Ambriz-Reyes
     Title: Vice President